EXHIBIT 99.1

For Immediate Release:	October 19, 2016

Simmons Reports Third Quarter Net Income of $23.4 Million

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced net income available to common shareholders of $23.4 million for the third quarter of 2016, an increase of $1.8 million, or 8.5 percent, compared with the same quarter last year. Diluted earnings per share were $0.76, an increase of $0.04, or 5.6 percent.

Included in third quarter 2016 results were $953,000 of after-tax expenses related to noncore items. Excluding the impact of these items, core earnings were $24.4 million for the third quarter of 2016 and diluted core earnings per share were $0.79.

Year-to-date net income was $69.8 million, an increase of $19.5 million, or 38.7 percent, compared with the same period of 2015. Year-to-date diluted earnings per share were $2.28, an increase of $0.45, or 24.6 percent. Year-to-date core earnings were $72.7 million, or $2.37 diluted core earnings per share.

On September 9, 2016, Simmons First National Corporation completed the acquisition of Citizens National Bank (“Citizens”), headquartered in Athens, Tenn. The systems conversion will take place on October 21, 2016, at which time nine Citizens branches will be merged into Simmons Bank.

“We welcome our newest associates from Citizens National Bank into the Simmons family. We look forward to continued growth in our east Tennessee markets,” said George A. Makris, Jr., chairman and CEO, “Our operating performance continues to produce good results. Our efficiency ratio for the third quarter was 53.8 percent, our return on assets was 1.21 percent, our return on equity was 8.4 percent, and our return on tangible common equity was 13.3 percent. I’m very proud of the accomplishments of our associates.”

Loans

Total loans, including those acquired, were $5.4 billion at September 30, 2016, an increase of $548 million, or 11.3 percent, compared with the same period in 2015. Legacy loans (all loans excluding acquired loans) grew $1.1 billion, or 38.9 percent. On a linked quarter basis, total loan growth was $387 million.

Deposits

At September 30, 2016, total deposits were $6.6 billion, an increase of $528 million, or 8.7 percent, compared with the same period in 2015. Total non-time deposits were $5.3 billion, an increase of $555 million, or 11.7 percent, and comprised 80 percent of total deposits.

Net Interest Income

The company’s net interest income for the third quarter of 2016 was $68.1 million, a decrease of $10.6 million, or 13.5 percent, from the same period of 2015. This decrease was primarily driven by a $10.0 million decline in yield accretion on acquired loans. Included in interest income was the yield accretion recognized on acquired loans of $4.9 million and $14.9 million for the third quarter of 2016 and 2015, respectively. Net interest margin was 4.09 percent for the quarter ended September 30, 2016, a 73 basis-point decline from the same quarter of 2015. The company’s core net interest margin, excluding the accretion, was 3.81 percent for the third quarter of 2016, a 12 basis-point decline from the same quarter of 2015.

P.O. BOX 7009 501 MAIN STREET PINE BLUFF, ARKANSAS 71611-7009 (870) 541-1000 www.simmonsbank.com

Provision for Loan Losses

Provision for loan losses for the third quarter of 2016 was $8.3 million, an increase of $6.7 million compared with the third quarter of 2015. During the quarter, a single charge-off of $5.4 million was recorded in relation to a nonaccrual loan acquired from Metropolitan National Bank. The loan was charged down to the appraised liquidation value of the collateral and the charged-off amount was added back to the allowance for loan losses during the quarter, resulting in the increase in provision. Management will discuss this loan during the company’s earnings conference call tomorrow.

Non-Interest Income

Non-interest income for the third quarter was $36.9 million, an increase of $13.8 million compared with the third quarter of 2015. The elimination of indemnification asset amortization due to the company’s 2015 termination of loss-sharing agreements with the FDIC resulted in a decrease of $9.1 million in losses on FDIC-covered assets in the third quarter compared to the same period in 2015.

The remaining increase in non-interest income was due to additional mortgage lending, trust income, debit and credit card income and investment banking revenue.

Non-Interest Expense

Non-interest expense for the third quarter of 2016 was $62.4 million, a decrease of $5.1 million compared with the third quarter of 2015. Included in the quarter were $1.5 million of merger-related expenses. Salaries and benefits decreased by $5.2 million, or 14.1 percent, compared with the same quarter of 2015.

Asset Quality

All acquired loans are recorded at their discounted net present value; therefore, they are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

At September 30, 2016, the allowance for loan losses for legacy loans was $34.1 million. The company's allowance for loan losses on legacy loans at September 30, 2016 was 0.86 percent of total loans and 91 percent of non-performing loans. In the legacy portfolio, non-performing loans as a percent of total loans were 0.95 percent.

The allowance for loan losses for acquired loans was $1.0 million and the acquired loan discount credit mark was $42.9 million. The allowances for loan losses and credit marks provide a total of $77.9 million of coverage, which equates to a total coverage ratio of 1.4 percent of gross loans. The ratio of credit mark and related allowance to acquired loans was 2.9 percent.

The 2016 year-to-date net charge-off ratio, excluding credit cards, was 44 basis points, and the year-to-date credit card charge-off ratio was 1.22 percent.

Capital

At September 30, 2016, common stockholders' equity was $1.1 billion, book value per share was $36.69 and tangible book value per share was $23.80. The company's ratio of stockholders' equity to total assets was 13.94 percent and its ratio of tangible common equity to tangible assets was 9.5 percent.

Simmons First National Corporation

Simmons First National Corporation is a financial holding company, headquartered in Pine Bluff, Ark., with total assets of $8.2 billion conducting financial operations throughout Arkansas, Kansas, Missouri and Tennessee. The company through its subsidiaries offers comprehensive financial solutions delivered with a client-centric approach. The company’s common stock trades on the NASDAQ Global Select Market under the symbol “SFNC.”

Conference Call

Management will conduct a conference call to review this information beginning at 3 p.m. CDT on Thursday, October 20, 2016. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 87389332. In addition, the call will be available live or in recorded version on the company’s website at www.simmonsbank.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The company’s management uses these non-GAAP financial measures in their analysis of the company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

Forward-Looking Statements

Statements in this news release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:

J. BURTON HICKS

SVP and Investor Relations Officer

Simmons First National Corporation

(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2016	2016	2016	2015	2015
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$112,572	$96,037	$118,468	$97,656	$106,678
Interest bearing balances due from banks	324,951	151,570	100,593	154,606	284,645
Federal funds sold	17,000	3,000	4,000	-	9,675
Cash and cash equivalents	454,523	250,607	223,061	252,262	400,998
Interest bearing balances due from banks - time	4,393	9,781	11,188	14,107	16,504
Investment securities - held-to-maturity	496,594	632,154	674,502	705,373	776,294
Investment securities - available-for-sale	1,024,206	821,372	857,673	821,407	703,347
Mortgage loans held for sale	28,069	30,529	24,563	30,265	15,556
Assets held in trading accounts	2,969	7,321	7,074	4,422	6,292
Loans:
Legacy loans	3,943,089	3,725,422	3,472,691	3,246,454	2,839,278
Allowance for loan losses	(34,094)	(33,523)	(32,681)	(31,351)	(30,380)
Loans acquired
(net of discount and allowance)	1,458,198	1,288,435	1,457,370	1,672,901	2,013,816
Net loans	5,367,193	4,980,334	4,897,380	4,888,004	4,822,714
Premises and equipment	192,523	183,362	192,327	193,618	190,182
Premises held for sale	6,732	6,167	2,364	923	923
Foreclosed assets	30,396	30,529	41,126	44,820	48,073
Interest receivable	27,390	24,150	23,545	25,793	26,873
Bank owned life insurance	138,298	130,943	130,092	131,536	118,922
Goodwill	348,769	327,686	327,686	327,686	314,344
Other intangible assets	54,268	50,329	51,783	53,237	44,904
Other assets	50,669	48,955	72,589	66,205	73,768
Total assets	$8,226,992	$7,534,219	$7,536,953	$7,559,658	$7,559,694

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$1,473,420	$1,283,426	$1,274,816	$1,280,234	$1,212,724
Interest bearing transaction accounts and savings deposits	3,815,939	3,538,808	3,524,808	3,485,845	3,521,840
Time deposits less than $100,000	653,105	643,081	674,915	694,262	673,651
Time deposits greater than $100,000	674,917	562,888	605,236	625,755	681,585
Total deposits	6,617,381	6,028,203	6,079,775	6,086,096	6,089,800
Federal funds purchased and securities sold
under agreements to repurchase	124,289	103,038	97,429	99,398	110,437
Other borrowings	215,276	191,827	176,829	162,289	173,426
Subordinated debentures	60,290	60,184	60,077	60,570	61,906
Accrued interest and other liabilities	62,615	60,256	50,859	74,450	78,684
Total liabilities	7,079,851	6,443,508	6,464,969	6,482,803	6,514,253

Stockholders' equity:
Preferred stock	-	-	-	30,852	30,852
Common stock	313	304	303	303	299
Surplus	710,132	668,306	665,850	662,378	642,400
Undivided profits	434,579	417,863	402,265	385,987	369,172
Accumulated other comprehensive income (loss):
Unrealized appreciation (depreciation) on AFS securities	2,117	4,238	3,566	(2,665)	2,718
Total stockholders' equity	1,147,141	1,090,711	1,071,984	1,076,855	1,045,441
Total liabilities and stockholders' equity	$8,226,992	$7,534,219	$7,536,953	$7,559,658	$7,559,694

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2016	2016	2016	2015	2015
($ in thousands, except per share data)
INTEREST INCOME
Loans	$65,078	$63,009	$66,678	$70,511	$76,432
Federal funds sold	19	17	10	10	15
Investment securities	7,774	8,499	8,506	8,350	8,335
Mortgage loans held for sale	299	295	278	237	291
Assets held in trading accounts	4	3	6	6	4
Interest bearing balances due from banks	244	77	144	225	122
TOTAL INTEREST INCOME	73,418	71,900	75,622	79,339	85,199
INTEREST EXPENSE
Time deposits	1,767	1,741	1,636	1,858	1,936
Other deposits	1,965	2,035	2,018	2,105	2,222
Federal funds purchased and securities
sold under agreements to repurchase	59	59	65	60	55
Other borrowings	1,048	938	1,128	1,084	1,812
Subordinated debentures	516	544	543	481	498
TOTAL INTEREST EXPENSE	5,355	5,317	5,390	5,588	6,523
NET INTEREST INCOME	68,063	66,583	70,232	73,751	78,676
Provision for loan losses	8,294	4,616	2,823	3,230	1,615
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	59,769	61,967	67,409	70,521	77,061
NON-INTEREST INCOME
Trust income	3,873	3,656	3,631	2,725	2,215
Service charges on deposit accounts	8,771	7,661	7,316	8,104	8,488
Other service charges and fees	1,840	1,571	1,909	1,654	2,672
Mortgage lending income	5,760	5,877	3,792	2,298	3,446
Investment banking income	1,131	1,181	687	784	663
Debit and credit card fees	7,825	7,688	7,200	7,647	6,879
Bank owned life insurance income	606	826	997	614	748
Gain on sale of securities, net	315	3,759	329	305	40
Net (loss) gain on assets covered by FDIC loss-share agreements	-	-	-	-	(9,085)
Other income	6,755	4,669	3,642	4,518	7,006
TOTAL NON-INTEREST INCOME	36,876	36,888	29,503	28,649	23,072
NON-INTEREST EXPENSE
Salaries and employee benefits	31,784	33,103	34,773	39,523	37,000
Occupancy expense, net	4,690	4,990	4,471	3,418	4,812
Furniture and equipment expense	4,272	4,077	3,947	3,731	4,202
Other real estate and foreclosure expense	1,849	967	966	1,167	2,297
Deposit insurance	1,136	1,096	1,148	1,222	1,013
Merger-related costs	1,524	372	93	1,237	857
Other operating expenses	17,179	19,532	16,391	17,508	17,314
TOTAL NON-INTEREST EXPENSE	62,434	64,137	61,789	67,806	67,495
NET INCOME BEFORE INCOME TAXES	34,211	34,718	35,123	31,364	32,638
Provision for income taxes	10,782	11,809	11,618	7,505	10,963
NET INCOME	23,429	22,909	23,505	23,859	21,675
Preferred stock dividends	-	-	24	77	77
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$23,429	$22,909	$23,481	$23,782	$21,598
BASIC EARNINGS PER SHARE	$0.77	$0.75	$0.77	$0.79	$0.72
DILUTED EARNINGS PER SHARE	$0.76	$0.75	$0.77	$0.78	$0.72

Simmons First National Corporation					SFNC
Consolidated Core Earnings - Quarter-to-Date (non-GAAP) (1)
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2016	2016	2016	2015	2015
($ in thousands, except per share data)
INTEREST INCOME
Loans	$65,078	$63,009	$66,678	$70,511	$76,432
Federal funds sold	19	17	10	10	15
Investment securities	7,774	8,499	8,506	8,350	8,335
Mortgage loans held for sale	299	295	278	237	291
Assets held in trading accounts	4	3	6	6	4
Interest bearing balances due from banks	244	77	144	225	122
TOTAL INTEREST INCOME	73,418	71,900	75,622	79,339	85,199
INTEREST EXPENSE
Time deposits	1,767	1,741	1,636	1,858	1,936
Other deposits	1,965	2,035	2,018	2,105	2,222
Federal funds purchased and securities
sold under agreements to repurchase	59	59	65	60	55
Other borrowings	1,048	938	1,128	1,084	1,812
Subordinated debentures	516	544	543	481	498
TOTAL INTEREST EXPENSE	5,355	5,317	5,390	5,588	6,523
NET INTEREST INCOME	68,063	66,583	70,232	73,751	78,676
Provision for loan losses	8,294	4,616	2,823	3,230	1,615
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	59,769	61,967	67,409	70,521	77,061
NON-INTEREST INCOME
Trust income	3,873	3,656	3,631	2,725	2,215
Service charges on deposit accounts	8,771	7,661	7,316	8,104	8,488
Other service charges and fees	1,840	1,571	1,909	1,654	2,672
Mortgage lending income	5,760	5,877	3,792	2,298	3,446
Investment banking income	1,131	1,181	687	784	663
Debit and credit card fees	7,825	7,688	7,200	7,647	6,879
Bank owned life insurance income	606	826	997	614	748
Gain on sale of securities, net	315	3,759	329	305	40
Net (loss) gain on assets covered by FDIC loss-share agreements	-	-	-	-	(1,609)
Other income	6,580	4,669	3,048	4,518	4,737
TOTAL NON-INTEREST INCOME	36,701	36,888	28,909	28,649	28,279
NON-INTEREST EXPENSE
Salaries and employee benefits	31,784	33,103	34,773	37,314	36,919
Occupancy expense, net	4,595	4,945	4,461	3,358	4,680
Furniture and equipment expense	4,270	4,077	3,947	3,731	4,172
Other real estate and foreclosure expense	1,787	967	966	1,167	2,297
Deposit insurance	1,136	1,096	1,148	1,222	1,013
Other operating expenses	17,120	16,358	16,387	17,508	17,094
TOTAL NON-INTEREST EXPENSE	60,692	60,546	61,682	64,300	66,175
CORE EARNINGS BEFORE INCOME TAXES (non-GAAP) (1)	35,778	38,309	34,636	34,870	39,165
Provision for income taxes	11,396	13,218	11,427	8,880	13,523
CORE EARNINGS (non-GAAP) (1)	24,382	25,091	23,209	25,990	25,642
Preferred stock dividends	-	-	24	77	77
CORE EARNINGS AVAILABLE TO COMMON S/H (non-GAAP) (1)	$24,382	$25,091	$23,185	$25,913	$25,565
BASIC CORE EARNINGS PER SHARE (non-GAAP) (1)	$0.80	$0.83	$0.76	$0.86	$0.85
DILUTED CORE EARNINGS PER SHARE (non-GAAP) (1)	$0.79	$0.82	$0.76	$0.86	$0.85

(1) Calculations of core earnings and core earnings per share and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2016	2016	2016	2015	2015
($ in thousands)
Tier 1 capital
Stockholders' equity	$1,147,141	$1,090,711	$1,071,984	$1,076,855	$1,045,441
Trust preferred securities, net allowable	60,290	60,184	60,077	60,570	61,906
Disallowed intangible assets, net of deferred tax	(354,582)	(334,395)	(335,166)	(331,931)	(314,735)
Unrealized loss (gain) on AFS securities	(2,117)	(4,238)	(3,566)	2,665	(2,718)
Total Tier 1 capital	850,732	812,262	793,329	808,159	789,894

Tier 2 capital
Qualifying allowance for loan losses and
reserve for unfunded commitments	38,050	37,240	36,398	35,068	34,097
Total Tier 2 capital	38,050	37,240	36,398	35,068	34,097
Total risk-based capital	$888,782	$849,502	$829,727	$843,227	$823,991

Common equity
Tier 1 capital	$850,732	$812,262	$793,329	$808,159	$789,894
Less: Non-cumulative preferred stock	-	-	-	(30,852)	(30,852)
Less: Trust preferred securities	(60,290)	(60,184)	(60,077)	(60,570)	(61,906)
Total common equity	$790,442	$752,078	$733,252	$716,737	$697,136

Risk weighted assets	$5,724,052	$5,343,355	$5,293,395	$5,044,453	$4,986,641

Adjusted average assets for leverage ratio	$7,355,702	$7,185,633	$7,167,839	$7,218,559	$7,293,113

Ratios at end of quarter
Equity to assets	13.94%	14.48%	14.22%	14.24%	13.83%
Tangible common equity to tangible assets (1)	9.51%	9.96%	9.68%	9.26%	9.10%
Common equity Tier 1 ratio (CET1)	13.81%	14.08%	13.85%	14.21%	13.98%
Tier 1 leverage ratio	11.57%	11.30%	11.07%	11.20%	10.83%
Tier 1 risk-based capital ratio	14.86%	15.20%	14.99%	16.02%	15.84%
Total risk-based capital ratio	15.53%	15.90%	15.67%	16.72%	16.52%

(1) Calculations of tangible common equity to tangible assets and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2016	2016	2016	2015	2015
($ in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$175,032	$171,468	$167,803	$177,288	$171,701
Other consumer	275,947	248,018	227,480	208,380	182,472
Total consumer	450,979	419,486	395,283	385,668	354,173
Real Estate
Construction	304,082	330,666	300,042	279,740	253,761
Single-family residential	841,958	785,289	746,754	696,180	623,089
Other commercial	1,521,132	1,414,663	1,327,372	1,229,072	1,037,559
Total real estate	2,667,172	2,530,618	2,374,168	2,204,992	1,914,409
Commercial
Commercial	607,738	577,771	551,695	500,116	394,422
Agricultural	203,529	187,047	143,033	148,563	170,257
Total commercial	811,267	764,818	694,728	648,679	564,679
Other	13,671	10,500	8,512	7,115	6,017
Total Loans	$3,943,089	$3,725,422	$3,472,691	$3,246,454	$2,839,278

(1) Excludes all acquired loans.

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$80,849	$199,505	$223,484	$237,139	$285,071
Mortgage-backed securities	21,454	22,612	23,734	24,774	25,913
State and political subdivisions	391,495	407,273	424,586	440,676	464,245
Other securities	2,796	2,764	2,698	2,784	1,065
Total held-to-maturity	496,594	632,154	674,502	705,373	776,294
Available-for-Sale
U.S. Treasury	$63,985	$4,305	$4,302	$3,994	$4,008
U.S. Government agencies	148,781	58,113	78,308	120,237	153,576
Mortgage-backed securities	699,748	652,425	722,982	647,425	502,344
State and political subdivisions	67,019	64,836	11,260	9,874	10,976
FHLB stock	11,235	8,781	7,838	7,823	14,275
Other securities	33,438	32,912	32,983	32,054	18,168
Total available-for-sale	1,024,206	821,372	857,673	821,407	703,347
Total investment securities	$1,520,800	$1,453,526	$1,532,175	$1,526,780	$1,479,641
Fair value - HTM investment securities	$508,910	$647,293	$686,835	$713,371	$785,030

Investment Securities - QTD Average
Taxable securities	$963,150	$1,059,802	$1,067,302	$1,043,268	$1,088,597
Tax exempt securities	466,782	443,492	439,370	463,631	478,436
Total investment securities - QTD average	$1,429,932	$1,503,294	$1,506,672	$1,506,899	$1,567,033

Simmons First National Corporation					SFNC
Consolidated Loans and Credit Coverage
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2016	2016	2016	2015	2015
($ in thousands)
LOANS
Legacy loans	$3,943,089	$3,725,422	$3,472,691	$3,246,454	$2,839,278
Allowance for loan losses (legacy loans)	(34,094)	(33,523)	(32,681)	(31,351)	(30,380)
Legacy loans (net of allowance)	3,908,995	3,691,899	3,440,010	3,215,103	2,808,898
Loans acquired	1,502,051	1,327,683	1,503,482	1,729,557	2,085,211
Credit discount	(42,899)	(38,294)	(45,158)	(55,702)	(70,441)
Allowance for loan losses (loans acquired)	(954)	(954)	(954)	(954)	(954)
Loans acquired (net of discount and allowance)	1,458,198	1,288,435	1,457,370	1,672,901	2,013,816
Net loans	$5,367,193	$4,980,334	$4,897,380	$4,888,004	$4,822,714

Loan Coverage Ratios
Allowance for loan losses to legacy loans	0.86%	0.90%	0.94%	0.97%	1.07%

Discount for credit losses and allowance on loans acquired
to total loans acquired plus discount for credit losses
and allowance on loans acquired (non-GAAP) (1)	2.92%	2.96%	3.07%	3.28%	3.42%

Total allowance and credit coverage (non-GAAP) (1)	1.43%	1.44%	1.58%	1.77%	2.07%

(1) Calculations of the non-GAAP loan coverage ratios and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2016	2016	2016	2015	2015
($ in thousands)
Allowance for Loan Losses (Legacy Loans)
Balance, beginning of quarter	$33,523	$32,681	$31,351	$30,380	$30,567
Loans charged off
Credit cards	699	702	859	757	763
Other consumer	600	489	393	489	597
Real estate	6,297	824	229	845	109
Commercial	284	2,283	476	654	516
Total loans charged off	7,880	4,298	1,957	2,745	1,985

Recoveries of loans previously charged off
Credit cards	199	253	242	223	213
Other consumer	106	149	103	140	78
Real estate	55	111	112	120	25
Commercial	12	318	7	3	-
Total recoveries	372	831	464	486	316
Net loans charged off	7,508	3,467	1,493	2,259	1,669
Provision for loan losses	8,079	4,309	2,823	3,230	1,482
Balance, end of quarter	$34,094	$33,523	$32,681	$31,351	$30,380

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans	37,392	43,305	34,244	17,714	15,305
Loans past due 90 days or more	144	227	881	1,191	1,506
Total non-performing loans	37,536	43,532	35,125	18,905	16,811
Other non-performing assets
Foreclosed assets held for sale (2)	30,396	30,529	41,126	44,820	48,073
Other non-performing assets	621	519	256	211	172
Total other non-performing assets	31,017	31,048	41,382	45,031	48,245
Total non-performing assets	$68,553	$74,580	$76,507	$63,936	$65,056
Performing TDRs (troubled debt restructurings)	$13,604	$10,887	$10,759	$3,031	$1,955

Ratios (1) (2)
Allowance for loan losses to total loans	0.86%	0.90%	0.94%	0.97%	1.07%
Allowance for loan losses to non-performing loans	91%	77%	93%	166%	181%
Non-performing loans to total loans	0.95%	1.17%	1.01%	0.58%	0.59%
Non-performing assets (including performing TDRs)
to total assets	1.00%	1.13%	1.16%	0.89%	0.89%
Non-performing assets to total assets	0.83%	0.99%	1.02%	0.85%	0.86%
Annualized net charge offs to total loans	0.82%	0.39%	0.18%	0.31%	0.24%
Annualized net credit card charge offs to
total credit card loans	1.14%	1.07%	1.46%	1.22%	1.26%
Annualized net charge offs to total loans
(excluding credit cards)	0.81%	0.36%	0.11%	0.25%	0.17%

(1) Excludes all acquired loans, except for their inclusion in total assets.

(2) Includes acquired foreclosed assets held for sale.

Simmons First National Corporation									SFNC
Consolidated - Average Balance Sheet and Net Interest Income Analysis
For the Quarters Ended
(Unaudited)
	Three Months Ended Sep 2016			Three Months Ended Jun 2016			Three Months Ended Sep 2015
($ in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest bearing balances due from banks	$246,818	$244	0.39%	$126,114	$77	0.25%	$206,467	$122	0.23%
Federal funds sold	6,431	19	1.18%	2,570	17	2.66%	19,086	15	0.31%
Investment securities - taxable	1,038,437	4,445	1.70%	1,087,179	5,273	1.95%	1,209,985	4,901	1.61%
Investment securities - non-taxable (FTE)	391,495	5,468	5.56%	416,115	5,300	5.12%	357,048	5,582	6.20%
Mortgage loans held for sale	31,256	299	3.81%	28,844	295	4.11%	26,379	291	4.38%
Assets held in trading accounts	5,108	4	0.31%	6,932	3	0.17%	6,401	4	0.25%
Loans, including acquired loans	5,105,474	65,120	5.07%	4,957,888	63,041	5.11%	4,835,068	76,456	6.27%
Total interest earning assets (FTE)	6,825,019	75,599	4.41%	6,625,642	74,006	4.49%	6,660,434	87,371	5.20%
Non-earning assets	878,818			896,491			947,333
Total assets	$7,703,837			$7,522,133			$7,607,767

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Interest bearing transaction and
savings accounts	$3,645,414	$1,965	0.21%	$3,526,278	$2,035	0.23%	$3,600,930	$2,222	0.24%
Time deposits	1,213,895	1,767	0.58%	1,242,805	1,741	0.56%	1,397,928	1,936	0.55%
Total interest bearing deposits	4,859,309	3,732	0.31%	4,769,083	3,776	0.32%	4,998,858	4,158	0.33%
Federal funds purchased and securities
sold under agreement to repurchase	105,576	59	0.22%	104,668	59	0.23%	109,311	55	0.20%
Other borrowings	192,453	1,048	2.17%	172,268	938	2.19%	197,832	1,812	3.63%
Subordinated debentures	60,238	516	3.41%	60,132	544	3.64%	61,851	498	3.19%
Total interest bearing liabilities	5,217,576	5,355	0.41%	5,106,151	5,317	0.42%	5,367,852	6,523	0.48%
Non-interest bearing liabilities:
Non-interest bearing deposits	1,322,818			1,271,878			1,121,078
Other liabilities	49,191			57,486			74,696
Total liabilities	6,589,585			6,435,515			6,563,626
Stockholders' equity	1,114,252			1,086,618			1,044,141
Total liabilities and stockholders' equity	$7,703,837			$7,522,133			$7,607,767
Net interest income (FTE)		$70,244			$68,689			$80,848
Net interest spread (FTE)			4.00%			4.07%			4.72%
Net interest margin (FTE) - quarter-to-date			4.09%			4.17%			4.82%

Net interest margin (FTE) - year-to-date			4.22%			4.29%			4.58%

Core net interest margin (FTE) - quarter-to-date (1)			3.81%			3.88%			3.93%
Core loan yield (FTE) - quarter-to-date (1)			4.69%			4.73%			5.05%

Core net interest margin (FTE) - year-to-date (1)			3.87%			3.90%			3.82%
Core loan yield (FTE) - year-to-date (1)			4.75%			4.77%			5.07%

(1) Calculations of core net interest margin and core loan yield and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2016	2016	2016	2015	2015
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - GAAP
Net Income	$23,429	$22,909	$23,481	$23,782	$21,598
Diluted earnings per share	0.76	0.75	0.77	0.78	0.72
Return on average assets	1.21%	1.22%	1.26%	1.25%	1.13%
Return on average common equity	8.36%	8.48%	8.87%	9.15%	8.46%
Return on tangible common equity	13.26%	13.52%	14.30%	14.62%	13.58%
Net interest margin (FTE)	4.09%	4.17%	4.41%	4.53%	4.82%
FTE adjustment	2,181	2,105	2,084	2,185	2,172
Amortization of intangibles	1,503	1,451	1,455	1,337	1,265
Amortization of intangibles, net of taxes	913	882	884	813	769
Average diluted shares outstanding	30,843,714	30,452,285	30,481,604	30,301,190	30,046,062
Cash dividends declared per common share	0.24	0.24	0.24	0.23	0.23
Financial Highlights - Core (non-GAAP)
Core earnings (excludes nonrecurring items) (1)	$24,382	$25,091	$23,185	$25,913	$25,565
Diluted core earnings per share (1)	0.79	0.82	0.76	0.86	0.85
Core net interest margin (FTE) (2)	3.81%	3.88%	3.92%	3.87%	3.93%
Efficiency ratio (1)	53.83%	57.09%	58.73%	59.26%	57.40%
Core return on average assets (1)	1.26%	1.34%	1.24%	1.36%	1.33%
Core return on average common equity (1)	8.71%	9.29%	8.75%	9.96%	10.01%
Core return on tangible common equity (1)	13.78%	14.76%	14.13%	15.89%	15.99%
YEAR-TO-DATE
Financial Highlights - GAAP
Net Income	$69,819	$46,390	$23,481	$74,107	$50,325
Diluted earnings per share	2.28	1.52	0.77	2.63	1.83
Return on average assets	1.23%	1.24%	1.26%	1.03%	0.96%
Return on average common equity	8.57%	8.67%	8.87%	7.90%	7.41%
Return on tangible common equity	13.68%	13.90%	14.30%	12.53%	11.73%
Net interest margin (FTE)	4.22%	4.29%	4.41%	4.55%	4.58%
FTE adjustment	6,370	4,189	2,084	8,517	6,332
Amortization of intangibles	4,409	2,906	1,455	4,889	3,552
Amortization of intangibles, net of taxes	2,679	1,766	884	2,972	2,159
Average diluted shares outstanding	30,656,882	30,438,939	30,481,604	28,209,661	27,497,813
Cash dividends declared per common share	0.72	0.48	0.24	0.92	0.69
Financial Highlights - Core (non-GAAP)
Core earnings (excludes nonrecurring items) (1)	$72,658	$48,276	$23,185	$89,622	$63,709
Diluted core earnings per share (1)	2.37	1.59	0.76	3.18	2.32
Core net interest margin (FTE) (2)	3.87%	3.90%	3.92%	3.82%	3.82%
Efficiency ratio (1)	56.50%	57.91%	58.73%	59.01%	58.91%
Core return on average assets (1)	1.28%	1.29%	1.24%	1.25%	1.21%
Core return on average common equity (1)	8.91%	9.02%	8.75%	9.55%	9.39%
Core return on tangible common equity (1)	14.22%	14.45%	14.13%	15.05%	14.73%
END OF PERIOD
Book value per share	$36.69	$35.86	$35.35	$34.55	$33.89
Tangible book value per share	23.80	23.43	22.84	21.97	21.89
Shares outstanding	31,267,614	30,415,980	30,324,499	30,278,432	29,939,698
Full-time equivalent employees	1,985	1,880	1,931	1,946	1,967
Total number of ATM's	186	174	185	182	183
Total number of financial centers	150	140	149	149	149

(1) Core earnings exclude nonrecurring items, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

(2) Excludes accretable yield adjustment on loans, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2016	2016	2016	2015	2015
($ in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$23,429	$22,909	$23,481	$23,782	$21,598
Nonrecurring items
Accelerated vesting on retirement agreements	-	-	-	2,209	-
Gain on sale of banking operations	-	-	-	-	(2,110)
Gain from early retirement of trust preferred securities	-	-	(594)	-	-
Loss on FDIC loss-share termination	-	-	-	-	7,476
Merger-related costs	1,524	372	93	1,237	857
Branch right-sizing	43	3,219	14	60	304
Tax effect (1)	(614)	(1,409)	191	(1,375)	(2,560)
Net nonrecurring items	953	2,182	(296)	2,131	3,967
Core earnings (non-GAAP)	$24,382	$25,091	$23,185	$25,913	$25,565

Diluted earnings per share	$0.76	$0.75	$0.77	$0.78	$0.72
Nonrecurring items
Accelerated vesting on retirement agreements	-	-	-	0.08	-
Gain on sale of banking operations	-	-	-	-	(0.07)
Gain from early retirement of trust preferred securities	-	-	(0.02)	-	-
Loss on FDIC loss-share termination	-	-	-	-	0.25
Merger-related costs	0.05	0.01	-	0.05	0.03
Branch right-sizing	-	0.11	-	-	0.01
Tax effect (1)	(0.02)	(0.05)	0.01	(0.05)	(0.09)
Net nonrecurring items	0.03	0.07	(0.01)	0.08	0.13
Core earnings (non-GAAP)	$0.79	$0.82	$0.76	$0.86	$0.85

YEAR-TO-DATE
Net Income	$69,819	$46,390	$23,481	$74,107	$50,325
Nonrecurring items
Accelerated vesting on retirement agreements	-	-	-	2,209	-
Gain on sale of banking operations	-	-	-	(2,110)	(2,110)
Gain from early retirement of trust preferred securities	(594)	(594)	(594)	-	-
Loss on FDIC loss-share termination	-	-	-	7,476	7,476
Merger-related costs	1,989	465	93	13,760	12,523
Branch right-sizing	3,276	3,233	14	3,144	3,084
Tax effect (1)	(1,832)	(1,218)	191	(8,964)	(7,589)
Net nonrecurring items	2,839	1,886	(296)	15,515	13,384
Core earnings (non-GAAP)	$72,658	$48,276	$23,185	$89,622	$63,709

Diluted earnings per share	$2.28	$1.52	$0.77	$2.63	$1.83
Nonrecurring items
Accelerated vesting on retirement agreements	-	-	-	0.08	-
Gain on sale of banking operations	-	-	-	(0.07)	(0.07)
Gain from early retirement of trust preferred securities	(0.02)	(0.02)	(0.02)	-	-
Loss on FDIC loss-share termination	-	-	-	0.27	0.27
Merger-related costs	0.06	0.02	-	0.49	0.46
Branch right-sizing	0.11	0.11	-	0.11	0.11
Tax effect (1)	(0.06)	(0.04)	0.01	(0.33)	(0.28)
Net nonrecurring items	0.09	0.07	(0.01)	0.55	0.49
Core earnings (non-GAAP)	$2.37	$1.59	$0.76	$3.18	$2.32

 (1) Effective tax rate of 39.225%, adjusted for non-deductible merger-related costs.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - End of Period
For the Quarters Ended
(Unaudited)	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30
	2016	2016	2016	2015	2015
($ in thousands, except per share data)

Calculation of Tangible Common Equity and the Ratio of Tangible Common Equity to Tangible Assets

Total stockholders' equity	$1,147,141	$1,090,711	$1,071,984	$1,076,855	$1,045,441
Preferred stock	-	-	-	(30,852)	(30,852)
Total common stockholders' equity	1,147,141	1,090,711	1,071,984	1,046,003	1,014,589
Intangible assets:
Goodwill	(348,769)	(327,686)	(327,686)	(327,686)	(314,344)
Other intangible assets	(54,268)	(50,329)	(51,783)	(53,237)	(44,904)
Total intangibles	(403,037)	(378,015)	(379,469)	(380,923)	(359,248)
Tangible common stockholders' equity	$744,104	$712,696	$692,515	$665,080	$655,341

Total assets	$8,226,992	$7,534,219	$7,536,953	$7,559,658	$7,559,694
Intangible assets:
Goodwill	(348,769)	(327,686)	(327,686)	(327,686)	(314,344)
Other intangible assets	(54,268)	(50,329)	(51,783)	(53,237)	(44,904)
Total intangibles	(403,037)	(378,015)	(379,469)	(380,923)	(359,248)
Tangible assets	$7,823,955	$7,156,204	$7,157,484	$7,178,735	$7,200,446

Ratio of equity to assets	13.94%	14.48%	14.22%	14.24%	13.83%
Ratio of tangible common equity to tangible assets	9.51%	9.96%	9.68%	9.26%	9.10%

Calculation of Discount for credit losses and allowance on loans acquired to total loans acquired plus discount for credit losses and allowance on loans acquired

Credit discount on acquired loans	$42,899	$38,294	$45,158	$55,702	$70,441
Allowance for loan losses on acquired loans	954	954	954	954	954
Total credit discount and ALLL on acquired loans	$43,853	$39,248	$46,112	$56,656	$71,395
Total loans acquired	$1,502,051	$1,327,683	$1,503,482	$1,729,557	$2,085,211
Discount and ALLL on acquired loans to acquired loans	2.92%	2.96%	3.07%	3.28%	3.42%

Calculation of Total Allowance and Credit Coverage

Allowance for loan losses	$34,094	$33,523	$32,681	$31,351	$30,380
Total credit discount and ALLL on acquired loans	43,853	39,248	46,112	56,656	71,395
Total allowance and credit discount	$77,947	$72,771	$78,793	$88,007	$101,775
Total loans	$5,445,140	$5,053,105	$4,976,173	$4,976,011	$4,924,489
Total allowance and credit coverage	1.43%	1.44%	1.58%	1.77%	2.07%

Calculation of Tangible Book Value per Share

Total common stockholders' equity	$1,147,141	$1,090,711	$1,071,984	$1,046,003	$1,014,589
Intangible assets:
Goodwill	(348,769)	(327,686)	(327,686)	(327,686)	(314,344)
Other intangible assets	(54,268)	(50,329)	(51,783)	(53,237)	(44,904)
Total intangibles	(403,037)	(378,015)	(379,469)	(380,923)	(359,248)
Tangible common stockholders' equity	$744,104	$712,696	$692,515	$665,080	$655,341
Shares of common stock outstanding	31,267,614	30,415,980	30,324,499	30,278,432	29,939,698
Book value per common share	$36.69	$35.86	$35.35	$34.55	$33.89
Tangible book value per common share	$23.80	$23.43	$22.84	$21.97	$21.89

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date
For the Quarters Ended
(Unaudited)	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30
	2016	2016	2016	2015	2015
($ in thousands)
Calculation of Core Return on Average Assets

Net income available to common stockholders	$23,429	$22,909	$23,481	$23,782	$21,598
Net nonrecurring items, net of taxes, adjustment	953	2,182	(296)	2,131	3,967
Core earnings	$24,382	$25,091	$23,185	$25,913	$25,565

Average total assets	$7,703,837	$7,522,133	$7,499,185	$7,550,569	$7,607,767

Return on average assets	1.21%	1.22%	1.26%	1.25%	1.13%
Core return on average assets	1.26%	1.34%	1.24%	1.36%	1.33%

Calculation of Return on Tangible Common Equity

Net income available to common stockholders	$23,429	$22,909	$23,481	$23,782	$21,598
Amortization of intangibles, net of taxes	913	882	884	813	769
Total income available to common stockholders	$24,342	$23,791	$24,365	$24,595	$22,367

Net nonrecurring items, net of taxes	953	2,182	(296)	2,131	3,967
Core earnings	24,382	25,091	23,185	25,913	25,565
Amortization of intangibles, net of taxes	913	882	884	813	769
Total core income available to common stockholders	$25,295	$25,973	$24,069	$26,726	$26,334

Average common stockholders' equity	$1,114,252	$1,086,618	$1,065,296	$1,031,710	$1,013,289
Average intangible assets:
Goodwill	(332,893)	(327,686)	(327,686)	(320,216)	(314,344)
Other intangibles	(50,893)	(51,043)	(52,498)	(44,302)	(45,712)
Total average intangibles	(383,786)	(378,729)	(380,184)	(364,518)	(360,056)
Average tangible common stockholders' equity	$730,466	$707,889	$685,112	$667,192	$653,233

Return on average common equity	8.36%	8.48%	8.87%	9.15%	8.46%
Return on tangible common equity	13.26%	13.52%	14.30%	14.62%	13.58%
Core return on average common equity	8.71%	9.29%	8.75%	9.96%	10.01%
Core return on tangible common equity	13.78%	14.76%	14.13%	15.89%	15.99%

Calculation of Efficiency Ratio (1)

Non-interest expense	$62,434	$64,137	$61,789	$67,806	$67,495
Nonrecurring non-interest expense adjustment	(1,742)	(3,591)	(107)	(3,506)	(1,320)
Other real estate and foreclosure expense adjustment	(1,787)	(967)	(966)	(1,167)	(2,297)
Amortization of intangibles adjustment	(1,503)	(1,451)	(1,455)	(1,337)	(1,265)
Efficiency ratio numerator	$57,402	$58,128	$59,261	$61,796	$62,613

Net-interest income	$68,063	$66,583	$70,232	$73,751	$78,676
Non-interest income	36,876	36,888	29,503	28,649	23,072
Nonrecurring non-interest income adjustment	(175)	-	(594)	-	5,207
Fully tax-equivalent adjustment	2,181	2,105	2,084	2,185	2,172
(Gain) loss on sale of securities	(315)	(3,759)	(329)	(305)	(40)
Efficiency ratio denominator	$106,630	$101,817	$100,896	$104,280	$109,087

Efficiency ratio (1)	53.83%	57.09%	58.73%	59.26%	57.40%

Calculation of Core Net Interest Margin

Net interest income	$68,063	$66,583	$70,232	$73,751	$78,676
Fully tax-equivalent adjustment	2,181	2,105	2,084	2,185	2,172
Fully tax-equivalent net interest income	70,244	68,688	72,316	75,936	80,848

Total accretable yield	(4,928)	(4,700)	(8,077)	(11,076)	(14,928)
Core net interest income	$65,316	$63,988	$64,239	$64,860	$65,920
Average earning assets	$6,825,019	$6,625,642	$6,597,389	$6,652,486	$6,660,434

Net interest margin	4.09%	4.17%	4.41%	4.53%	4.82%
Core net interest margin	3.81%	3.88%	3.92%	3.87%	3.93%

Calculation of Core Loan Yield

Loan interest income	$65,078	$63,009	$66,678	$70,511	$76,432
Total accretable yield	(4,928)	(4,700)	(8,077)	(11,076)	(14,928)
Core loan interest income	$60,150	$58,309	$58,601	$59,435	$61,504
Average loan balance	$5,105,474	$4,957,888	$4,889,685	$4,868,283	$4,835,068

Core loan yield	4.69%	4.73%	4.82%	4.84%	5.05%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and nonrecurring items.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Year-to-Date
For the Quarters Ended
(Unaudited)	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30
	2016	2016	2016	2015	2015
($ in thousands)
Calculation of Core Return on Average Assets

Net income available to common stockholders	$69,819	$46,390	$23,481	$74,107	$50,325
Net nonrecurring items, net of taxes, adjustment	2,839	1,886	(296)	15,515	13,384
Core earnings	$72,658	$48,276	$23,185	$89,622	$63,709

Average total assets	$7,575,053	$7,510,657	$7,499,185	$7,164,788	$7,036,535

Return on average assets	1.23%	1.24%	1.26%	1.03%	0.96%
Core return on average assets	1.28%	1.29%	1.24%	1.25%	1.21%

Calculation of Return on Tangible Common Equity

Net income available to common stockholders	$69,819	$46,390	$23,481	$74,107	$50,325
Amortization of intangibles, net of taxes	2,679	1,766	884	2,972	2,159
Total income available to common stockholders	$72,498	$48,156	$24,365	$77,079	$52,484

Net nonrecurring items, net of taxes	2,839	1,886	(296)	15,515	13,384
Core earnings	72,658	48,276	23,185	89,622	63,709
Amortization of intangibles, net of taxes	2,679	1,766	884	2,972	2,159
Total core income available to common stockholders	$75,337	$50,042	$24,069	$92,594	$65,868

Average common stockholders' equity	$1,088,723	$1,075,957	$1,065,296	$938,521	$907,458
Average intangible assets:
Goodwill	(329,422)	(327,686)	(327,686)	(281,133)	(268,106)
Other intangibles	(51,478)	(51,771)	(52,498)	(42,104)	(41,372)
Total average intangibles	(380,900)	(379,457)	(380,184)	(323,237)	(309,478)
Average tangible common stockholders' equity	$707,823	$696,500	$685,112	$615,284	$597,980

Return on average common equity	8.57%	8.67%	8.87%	7.90%	7.41%
Return on tangible common equity	13.68%	13.90%	14.30%	12.53%	11.73%
Core return on average common equity	8.91%	9.02%	8.75%	9.55%	9.39%
Core return on tangible common equity	14.22%	14.45%	14.13%	15.05%	14.73%

Calculation of Efficiency Ratio (1)

Non-interest expense	$188,360	$125,931	$61,789	$256,970	$189,166
Nonrecurring non-interest expense adjustment	(5,440)	(3,698)	(107)	(18,747)	(15,241)
Other real estate and foreclosure expense adjustment	(3,720)	(1,934)	(966)	(4,861)	(3,694)
Amortization of intangibles adjustment	(4,409)	(2,906)	(1,455)	(4,889)	(3,552)
Efficiency ratio numerator	$174,791	$117,393	$59,261	$228,473	$166,679

Net-interest income	$204,878	$136,814	$70,232	$278,595	$204,844
Non-interest income	103,267	66,397	29,503	94,661	66,014
Nonrecurring non-interest income adjustment	(769)	(594)	(594)	5,731	5,731
Fully tax-equivalent adjustment	6,370	4,189	2,084	8,517	6,332
(Gain) loss on sale of securities	(4,403)	(4,088)	(329)	(307)	(2)
Efficiency ratio denominator	$309,343	$202,718	$100,896	$387,197	$282,919

Efficiency ratio (1)	56.50%	57.91%	58.73%	59.01%	58.91%

Calculation of Core Net Interest Margin

Net interest income	$204,878	$136,814	$70,232	$278,595	$204,844
Fully tax-equivalent adjustment	6,370	4,189	2,084	8,517	6,332
Fully tax-equivalent net interest income	211,248	141,003	72,316	287,112	211,176

Total accretable yield	(17,705)	(12,777)	(8,077)	(46,131)	(35,055)
Core net interest income	$193,543	$128,226	$64,239	$240,981	$176,121
Average earning assets	$6,682,683	$6,611,516	$6,597,389	$6,305,966	$6,170,521

Net interest margin	4.22%	4.29%	4.41%	4.55%	4.58%
Core net interest margin	3.87%	3.90%	3.92%	3.82%	3.82%

Calculation of Core Loan Yield

Loan interest income	$194,765	$129,688	$66,678	$268,367	$197,857
Total accretable yield	(17,705)	(12,777)	(8,077)	(46,131)	(35,055)
Core loan interest income	$177,060	$116,911	$58,601	$222,236	$162,802
Average loan balance	$4,984,349	$4,923,787	$4,889,685	$4,434,074	$4,289,339

Core loan yield	4.75%	4.77%	4.82%	5.01%	5.07%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and nonrecurring items.